ICON FUNDS

                       SUPPLEMENT DATED SEPTEMBER 1, 2003
                TO ICON FUNDS STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 1, 2002

The ICON Funds Statement of Additional Information related to the ICON Bond Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund ("SAI"), is hereby amended as follows:

The second paragraph on page 34 under the heading "Distributor" is deleted in its entirety and replaced with the following:

          The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for the two classes of Fund shares - Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.85% of the average daily net assets of Class C shares of the Bond Fund and 0.25% of the average daily net assets of Class I shares of the Bond Fund. The Covered Call, Equity Income, and Long/Short Funds each pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Funds and 0.25% of the average daily net assets of Class I shares of the Funds. These fees may be used to pay directly expenses or to reimburse MCC for paying expenses in connection with the distribution of the Funds' shares or related activities including preparation, printing, and mailing of prospectuses and reports to prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; website, public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' shares; providing payments to any financial intermediary for shareholder support, administrative, and accounting services; and such other expenses as may be approved from time to time by the Trust's Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.